U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 7, 2002



                                 FUELNATION INC.
                                 ---------------
        (Exact name of small business issuer as specified in its charter)



     Florida                         1-12350                     65-0827283
     -------                         -------                     ----------
 State or other              Commission File Number        (IRS Employer ID No.)
jurisdiction of
 incorporation)



                       1700 North Dixie Highway, Suite 125
                               Boca Raton, Florida
                    (Address of principal executive offices)

                                      33432
                                   (Zip Code)

                                 (561) 391-5883
                           (Issuer's Telephone Number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On February 7, 2002, Sellers & Associates, P.C., the Registrant's independent accountant for the Registrant's most recent fiscal year, resigned. The Registrant's financial statements for the last fiscal year prepared by Sellers & Associates, P.C. contained a going concern opinion.

     Also on February 7, 2002, the Registrant engaged the accounting firm of Moore Stephens P.C. independent public accountants, to audit the Registrant's fiscal year ended December 31, 2001 and 2000, as well as future financial statements, to replace the firm of Sellers & Associates, P.C., which was the independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last fiscal year and subsequent periods with Sellers & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Sellers & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that, Sellers & Associates P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated February 8, 2002, is filed as
Exhibit 16.4 to this Form 8-K.

Item 7(c).  Exhibits.

         Number      Exhibit
         ------      -------

         16.4        Letter of Resignation of Registrant's
                     independent certified accountant, Sellers &
                     Associates P.C.



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



                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FUELNATION INC.
                                        (Registrant)

                                        Dated: February 11, 2002


                                        By:s/ Christopher R. Salmonson
                                           -----------------------------------
                                           Christopher R. Salmonson,
                                           Chairman of the Board, Chief
                                           Executive Officer and President


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


                           SELLERS & ASSOCIATES, P.C.
                            5230 South Ridgeline Dr.
                                Ogden, Utah 84405
        Phone 801-476-0270     Phone 801-721-0984     Fax 801-475-6811




February 8, 2002


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 5th Street N.W.
Washington, D.C.  20549

Re:      FUELNATION, INC.
         SEC File Number: 1-12350

Dear Sir or Madam:

We would like to inform you that we have read the disclosures provided by FuelNation, Inc. in its filing of Form 8-K dated February 7, 2002 and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant, except that we are not in a position to agree or disagree with FuelNation, Inc.'s statement that they have engaged Moore Stephens P.C. as independent accountants and that such engagement was ratified by the Board of Directors.

Sincerely,

s/Sellers & Associates, P.C.

Sellers & Associates, P.C.
Ogden, Utah

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